Risk and sensitivity analysis	12 Months Ended
Dec. 31, 2019
Risk and sensitivity analysis
Risk and sensitivity analysis

C7     Risk and sensitivity analysis

C7.1   Group overview

The Group’s risk framework and the management of the risk, including those attached to the Group’s financial statements including financial assets, financial liabilities and insurance liabilities, together with the inter-relationship with the management of capital have been included in the audited sections of ‘Group Risk Framework’.

The financial and insurance assets and liabilities on the Group’s balance sheet are, to varying degrees, subject to market and insurance risk and other changes of experience assumptions that may have a material effect on IFRS basis profit or loss and shareholders’ equity. The market and insurance risks, including how they affect Group’s operations and how these are managed are discussed in the ‘Group Risk Framework’.

The most significant items that the IFRS shareholders’ profit or loss and shareholders’ equity for the Group’s life assurance business are sensitive to, are shown in the following tables. The distinction between direct and indirect exposure is not intended to indicate the relative size of the sensitivity.

Type of business	Market and credit risk			Insurance and lapse risk
	Investments/derivatives	Liabilities/unallocated surplus	Other exposure
Asia insurance operations (see also section C7.2)
All business				Mortality and morbidity risk Persistency risk
With-profits business	Net neutral direct exposure (indirect exposure only)		Investment performance subject to smoothing through declared bonuses
Unit-linked business	Net neutral direct exposure (indirect exposure only)		Investment performance through asset management fees
Non-participating business	Asset/liability mismatch risk
	Credit risk	Interest rates for those operations where the basis of insurance liabilities is sensitive to current market movements
Interest rate and price risk

US insurance operations (see also section C7.3)

All business	Currency risk			Persistency risk
Variable annuity business	Net effect of market risk arising from incidence of guarantee features and variability of asset management fees offset by derivative hedging programme			Risk that utilisation of withdrawal benefits or lapse levels differ from those assumed in pricing
Fixed index annuity business	Derivative hedge programme to the extent not fully hedged against liability	Incidence of equity participation features and meeting contractual accumulation requirements		Minimal lapse risk
Fixed index annuities, Fixed annuities and GIC business

Credit risk and interest rate risk on investments Profit and loss and shareholders’ equity are volatile for the incidence of these risks on unrealised appreciation of fixed income securities classified as available-for-sale under IAS 39

		Interest rate risk on liabilities (meeting guaranteed rates of accumulation on fixed annuity products)	Spread difference between earned rate and rate credited to policyholders	Lapse risk, but the effects of extreme events may be mitigated by the application of market value adjustments

Detailed analyses of sensitivity of IFRS basis profit or loss and shareholders’ equity to key market and other risks by business unit are provided in notes C7.2, C7.3 and C7.4. The sensitivity analyses provided show the effect on profit or loss and shareholders’ equity to changes in the relevant risk variables, all of which are reasonably possible at the relevant balance sheet date. In the equity risk sensitivity analysis shown, the Group has considered the impact of an instantaneous 20 per cent fall in equity markets. If equity markets were to fall by more than 20 per cent, the Group believes that this would not be an instantaneous fall but rather would be expected to occur over a period of time during which the hedge positions within Jackson, where equity risk is greatest, would be rebalanced. The equity risk sensitivity analysis provided assumes that all equity indices fall by the same percentage.

The published sensitivities only allow for limited management actions such as changes to policyholder bonuses, where applicable. If the economic conditions set out in the sensitivities persisted, the financial impacts may differ to the instantaneous impacts. In this case management could also take additional actions to help mitigate the impact of these stresses, including (but not limited to) rebalancing investment portfolios, further market risk hedging, increased use of reinsurance, repricing of in-force benefits, changes to new business pricing and the mix of new business being sold.

Following the adoption of US dollar as the Group’s presentation currency, the Group has no exposure to currency fluctuation from business units that operate in US dollars, or currencies pegged to the US dollar (such as Hong Kong dollars), and reduced exposure to currencies partially managed to the US dollar within a basket of currencies (such as Singapore dollars). Sensitivities to exchange rate movements in the Group’s key markets are therefore expected to be limited.

Impact of diversification on risk exposure

The Group benefits from diversification benefits achieved through the geographical spread of the Group’s operations and, within those operations, through a broad mix of product types. Relevant correlation factors include:

-	Correlation across geographic regions for both financial and non-financial risk factors; and
-	Correlation across risk factors for longevity risk, expenses, persistency and other risks.

Other limitations on the sensitivities include: the use of hypothetical market movements to demonstrate potential risk that only represent Prudential’s view of reasonably possible near-term market changes and that cannot be predicted with any certainty; the assumption that interest rates in all countries move identically; and the lack of consideration of the inter-relation of interest rates, equity markets and foreign currency exchange rates.

C7.2    Asia insurance operations

Exposure and sensitivity of IFRS basis profit and shareholders’ equity to market and other risks

The Asia operations sell with-profits and unit-linked policies, and the investment portfolio of the with-profits funds contains a proportion of equities. Shareholder exposure to market risk on these products is muted given the shareholders share this risk with the policyholders through its joint participation in with-profits funds results or through fees that vary with the size of the unit-linked funds. Non-participating business is largely backed by debt securities or deposits, which means that value of its assets fluctuate with interest rates. Depending on the reserving basis in the business unit, this may be offset by a consequential change in insurance liabilities as discount rates change accordingly. The Group’s exposure to market risk arising from its Asia operations is therefore at modest levels.

Asia also sells regular premium health and protection business (which may attach to a unit-linked or other savings products). This exposes Asia to persistency, mortality and morbidity risk. This is discussed further below.

In summary, for Asia operations, the adjusted IFRS operating profit based on longer-term investment returns is mainly affected by the impact of market levels on unit-linked persistency and other insurance risks. At the total IFRS profit level, the Asia result is affected by short-term value movements on the asset portfolio for non-linked shareholder-backed business offset by the impact of changing interest rates on the discount rate used to determine insurance liabilities.

(i)     Sensitivity to interest rate risk

Excluding with-profits and unit-linked businesses, the results of the Asia business are sensitive to the movements in interest rates, as described above.

For the purposes of analysing sensitivity to variations in interest rates, reference has been made to the movements in the 10-year government bond rates of the regions. At 31 December 2019, 10-year government bond rates vary from region to region and range from 0.7 per cent to 7.2 per cent (31 December 2018: 0.9 per cent to 8.1 per cent).

For the sensitivity analysis as shown in the table below, the reasonably possible interest rate movement used is 1 per cent for all local business units (subject to a floor of zero).

The estimated sensitivity to the decrease and increase in interest rates is as follows:

	2019 $m		2018 $m
	Decrease	Increase	Decrease	Increase
	of 1%	of 1%	of 1%	of 1%
Profit before tax attributable to shareholders	(705)	(744)	397	(430)
Related deferred tax (where applicable)	3	26	(19)	33
Net effect on profit after tax and shareholders' equity	(702)	(718)	378	(397)

The pre-tax impacts, if they arose, would mostly be recorded within short-term fluctuations in investments returns in the Group’s segmental analysis of profit before tax.

The degree of sensitivity of the results of the non-linked shareholder-backed business of the Asia operations to movements in interest rates depends upon the degree to which the liabilities under the ‘grandfathered’ IFRS 4 measurement basis reflects market interest rates from year to year. This varies by local business unit. For example, for businesses applying US GAAP, the results can be more sensitive as the effect of interest rate movements on the backing investments may not be offset by liability movements. Further, the level of options and guarantees in the products written in the particular business unit will also affect the degree of sensitivity to interest rate movements. The direction of the sensitivity of the Asia operations as a whole in a given year can also be affected by a change in the geographical mix.

In addition, the degree of sensitivity of the results is dependent on the interest rate level at that point of time.

At 31 December 2018 the sensitivities were dominated by the impact of interest rate movements on the value of government and corporate bond investments, which are expected to increase in value as interest rates fall to a greater extent than the offsetting increase in liabilities (and vice versa if rates rise). This arises because the discount rate in some operations does not fluctuate in line with interest rate movements. This feature remains for most local business units at 31 December 2019 and is evident in the 'increase of 1%' sensitivity. The 'decrease of 1%' sensitivity at 31 December 2019 reflects that some local business units' liabilities become more sensitive at lower interest rates and the fluctuations in liabilities begin to exceed asset gains. As noted above, the results only allow for limited management actions, and if such economic conditions persisted management could take additional actions to help mitigate the impact of these stresses, including (but not limited to) rebalancing investment portfolios, increased use of reinsurance, changes to new business pricing and the mix of new business being sold.

(ii)Sensitivity to equity price risk

The non-linked shareholder-backed business has limited exposure to equity and property investment (31 December 2019: $3,480 million; 31 December 2018: $2,740 million). The increase in 2019 reflects higher equity markets and business growth. Generally, changes in equity and property investment values are not directly offset by movements in non-linked policyholder liabilities. Movements in equities backing with-profits and unit-linked business have been excluded as they are generally matched by an equal movement in insurance liabilities (including unallocated surplus of with-profits funds).

The estimated sensitivity to a 10 per cent and 20 per cent change in equity and property prices for shareholder-backed Asia other business (including those held by the Group’s joint venture and associate businesses), which would be reflected in short-term fluctuations in investment returns of the Group’s segmental analysis of profit before tax, is as follows:

	2019 $m		2018 $m
	Decrease	Decrease	Decrease	Decrease
	of 20%	of 10%	of 20%	of 10%
Profit before tax attributable to shareholders	(864)	(432)	(709)	(355)
Related deferred tax (where applicable)	48	24	21	10
Net effect on profit after tax and shareholders’ equity	(816)	(408)	(688)	(345)

A  10 or 20 per cent increase in equity and property values would have an approximately equal and opposite net effect on profit and shareholders’ equity to the sensitivities shown above. The impacts at 31 December 2019 are similar to those at 31 December 2018, and reflect the growth in the business.

(iii)Sensitivity to insurance risk

In Asia, adverse persistency experience can impact the IFRS profitability of certain types of business written in the region. This risk is managed at a local business unit level through regular monitoring of experience and the implementation of management actions as necessary. These actions could include product enhancements, increased management focus on premium collection, as well as other customer retention efforts. The potential financial impact of lapses is often mitigated through the specific features of the products, eg surrender charges, or through the availability of premium holiday or partial withdrawal policy features. The reserving basis in Asia is such that a change in lapse assumptions has an immaterial effect on immediate profitability.

Many of the business units in Asia are exposed to mortality and morbidity risk and a provision is made within policyholder liabilities to cover the potential exposure. If all these assumptions were strengthened by 5 per cent then it is estimated that post-tax profit and shareholders’ equity would decrease by approximately $77 million (2018: $73 million). Weakening these assumptions by 5 per cent would have a similar equal and opposite impact.

C7.3   US insurance operations

Exposure and sensitivity of IFRS basis profit and shareholders’ equity to market and other risks

Jackson’s reported adjusted IFRS operating profit based on longer-term investment returns is sensitive to market conditions, both with respect to income earned on spread-based products and indirectly with respect to income earned on variable annuity asset management fees. Jackson’s main exposures to market risk are to interest rate risk and equity risk.

Jackson is exposed primarily to the following risks:

Risks	Risk of loss
Equity risk

— Related to the incidence of benefits related to guarantees issued in connection with its variable annuity contracts; and

— Related to meeting contractual accumulation requirements in fixed index annuity contracts.

Interest rate risk	— Related to meeting guaranteed rates of accumulation on fixed annuity and interest sensitive life products following a sustained fall in interest rates;

— Related to increases in the present value of projected benefits related to guarantees issued in connection with its variable annuity contracts following a sustained fall in interest rates especially if in conjunction with a fall in equity markets;

— Related to the surrender value guarantee features attached to the Company’s fixed annuity and interest sensitive life products and to policyholder withdrawals following a sharp and sustained increase in interest rates; and

— The risk of mismatch between the expected duration of certain annuity liabilities and prepayment risk and extension risk inherent in mortgage-backed securities.

A prolonged low interest rate environment may result in a lengthening of maturities of the fixed annuity and interest-sensitive life contract holder liabilities from initial estimates, primarily due to lower policy lapses. As interest rates remain at low levels, Jackson may also have to reinvest the cash it receives as interest or proceeds from investments that have matured or that have been sold at lower yields, reducing its investment margins. Moreover, borrowers may prepay or redeem the securities in their investment portfolios with greater frequency in order to borrow at lower market rates, which exacerbates this risk. The majority of Jackson’s fixed annuities, variable annuity fixed account options and life products were designed with contractual provisions that allow crediting rates to be re-set annually, subject to minimum crediting rate guarantees.

Jackson’s derivative programme, which is described in note C3.4(b), is used to manage the economic interest rate risk associated with a broad range of products and equity market risk attaching to its equity-based products. Movements in equity markets, equity volatility, interest rates and credit spreads materially affect the carrying value of derivatives that are used to manage the liabilities to policyholders and backing investment assets. Movements in the carrying value of derivatives combined with the use of US GAAP measurement (as ‘grandfathered’ under IFRS 4) for the insurance contracts assets and liabilities, which is largely insensitive to current period market movements, mean that the Jackson total profit (ie including short-term fluctuations in investment returns) is sensitive to market movements. In addition to these effects the Jackson shareholders’ equity is sensitive to the impact of interest rate and credit spread movements on the value of fixed income securities. Movements in unrealised appreciation on these securities are included as movement in shareholders’ equity (ie outside the income statement).

(i)Sensitivity to equity risk

Jackson had variable annuity contracts with guarantees, for which the net amount at risk (NAR) is defined as the amount of guaranteed benefit in excess of current account value, as follows:

							Period
					Net	Weighted	until
	Minimum			Account	amount	average	expected
	return ‡			value	at risk	attained age	annuitisation
31 Dec 2019%				$m	$m	Years	Years
Return of net deposits plus a minimum return
GMDB	0	-	6%	150,576	2,477	66.9 years
GMWB - premium only			0%	2,753	16
GMWB*	0	-	5%‡	257	14
GMAB - premium only			0%	37	—
Highest specified anniversary account value minus withdrawals post-anniversary
GMDB				12,547	69	67.7 years
GMWB - highest anniversary only				3,232	51
GMWB*				698	52
Combination net deposits plus minimum return, highest specified anniversary account value minus withdrawals post-anniversary
GMDB	0	-	6%	8,159	687	70.0 years
GMIB†	0	-	6%	1,688	616		0.5 years
GMWB*	0	-	8%‡	140,529	7,160

							Period
					Net	Weighted	until
	Minimum			Account	amount	average	expected
	return			value	at risk	attained age	annuitisation
31 Dec 2018%				$m	$m	Years	Years
Return of net deposits plus a minimum return
GMDB	0	-	6%	125,644	5,652	66.5 years
GMWB - premium only			0%	2,450	80
GMWB*	0	-	5%‡	251	25
GMAB - premium only			0%	34	—
Highest specified anniversary account value minus withdrawals post-anniversary
GMDB				10,865	1,418	67.1 years
GMWB - highest anniversary only				2,827	400
GMWB*				682	113
Combination net deposits plus minimum return, highest specified anniversary account value minus withdrawals post-anniversary
GMDB	0	-	6%	6,947	1,550	69.5 years
GMIB†	0	-	6%	1,599	825		0.1 years
GMWB*	0	-	8%‡	116,902	21,442
*

Amounts shown for GMWB comprise sums for the ‘not for life’ portion (where the guaranteed withdrawal base less the account value equals to the net amount at risk (NAR)), and a ‘for life’ portion (where the NAR has been estimated as the present value of future expected benefit payment remaining after the amount of the ‘not for life’ guaranteed benefits is zero).

†   The GMIB guarantees are substantially reinsured.

‡      Ranges shown based on simple interest. The upper limits of 5 per cent or 8 per cent simple interest are approximately equal to 4.1 per cent and 6 per cent respectively, on a compound interest basis over a typical 10-year bonus period. For example 1 + 10 x 0.05 is similar to 1.04 growing at a compound rate of 4 per cent for a further nine years. The "Combination GMWB" category also includes benefits with a defined increase in the withdrawal percentage under pre-defined non-market conditions.

Account balances of contracts with guarantees were invested in variable separate accounts as follows:

Mutual fund type:	31 Dec 2019 $m	31 Dec 2018 $m
Equity	121,520	99,834
Bond	19,341	17,705
Balanced	30,308	25,349
Money market	956	1,049
Total	172,125	143,937

As noted above, Jackson is exposed to equity risk through the options embedded in the fixed index annuity liabilities and guarantees included in certain variable annuity benefits as illustrated above. This risk is managed using an equity hedging programme to minimise the risk of a significant economic impact as a result of increases or decreases in equity market levels. Jackson purchases futures and options that hedge the risks inherent in these products, while also considering the impact of rising and falling guaranteed benefit fees.

Due to the nature of valuation under IFRS of the free-standing derivatives and the variable annuity guarantee features, this hedge, while highly effective on an economic basis, would not automatically offset within the financial statements as the impact of equity market movements resets the free-standing derivatives immediately while the hedged liabilities reset more slowly and fees are recognised prospectively in the period in which they are earned. Jackson's hedging programme is focused on managing the economic risks in the business and protecting statutory solvency in the circumstances of large market movements. The hedging programme does not aim to hedge IFRS accounting results, which can lead to volatility in the IFRS results in a period of significant market movements, as was seen in 2019.

In addition to the exposure explained above, Jackson is also exposed to equity risk from its holding of equity securities, partnerships in investment pools and other financial derivatives.

The estimated sensitivity of Jackson’s profit and shareholders’ equity to immediate increases and decreases in equity markets is shown below. The sensitivities are shown net of related changes in DAC amortisation.

Sensitivity to equity risk - Jackson	2019 $m				2018 $m
	Decrease		Increase		Decrease		Increase
	of 20%	of 10%	of 20%	of 10%	of 20%	of 10%	of 20%	of 10%
Profit before tax (net of related changes in amortisation of DAC)	964	256	1,848	770	1,347	544	74	(159)
Related deferred tax	(202)	(54)	(388)	(162)	(282)	(115)	(15)	33
Net effect on profit after tax and shareholders' equity*	762	202	1,460	608	1,065	429	59	(126)

*

The table above has been prepared to exclude the impact of the instantaneous equity movements on the separate account fees. The sensitivity movements shown include those relating to the fixed index annuity and the reinsurance of GMIB guarantees.

The above sensitivities assume instantaneous market movements while the actual impact on financial results would vary contingent upon the volume of new product sales and lapses, changes to the derivative portfolio, correlation of market returns and various other factors including volatility, interest rates and elapsed time.

The directional movements in the sensitivities reflect the hedging programme in place at 31 December 2019 and 2018 respectively. The impacts shown under a decrease in equity markets reflect the mismatch discussed in note B1.2(ii)(a), with the gains on equity derivatives exceeding the increase in IFRS liabilities given the measurement basis applied. Following the equity market gains during 2019, the equity call options held at 31 December 2019 act to limit losses on equity derivatives under equity market increases. If equity markets therefore increase the main effect is a reduction in liabilities as guarantees move further out-of-the-money. The sensitivities above reflect the actual hedging portfolio at 31 December 2019 and the nature of Jackson’s dynamic hedging programme means that the portfolio, and hence the results of these sensitivities, will change on an ongoing basis.

(ii)Sensitivity to interest rate risk

Except in the circumstances of interest rate scenarios where the guarantee rates included in contract terms are higher than crediting rates that can be supported from assets held to cover liabilities, the IFRS measurement basis of fixed annuity liabilities of Jackson’s products is not generally sensitive to interest rate risk. This position derives from the nature of the products and the US GAAP basis of measurement. The GMWB features attached to variable annuity business (other than ‘for life’ components) are accounted for under US GAAP at fair-value and, therefore, will be sensitive to changes in interest rates, as discount rates and fund earned rates will be updated on an ongoing basis.

Debt securities and related derivatives are marked to fair value. Value movements on derivatives, again net of related changes to amortisation of DAC and deferred tax, are recorded within the income statement. Fair value movements on debt securities, net of related changes to amortisation of DAC and deferred tax, are recorded within other comprehensive income. The estimated sensitivity of these items and policyholder liabilities to a 1 per cent and 2 per cent decrease (with no floor of zero applied) and increase in interest rates is as follows:

		2019 $m				2018 $m
	Decrease		Increase		Decrease		Increase
	of 2%	of 1%	of 2%	of 1%	of 2%	of 1%	of 2%	of 1%
Profit or loss:
Profit before tax (net of related changes in amortisation of DAC)	(6,238)	(2,815)	3,914	2,141	(4,502)	(2,188)	2,815	1,530
Related deferred tax	1,310	591	(822)	(450)	945	460	(591)	(321)
Net effect on profit after tax	(4,928)	(2,224)	3,092	1,691	(3,557)	(1,728)	2,224	1,209

Other comprehensive income:
Direct effect on carrying value of debt securities (net of related changes in amortisation of DAC)	5,342	2,840	(5,342)	(2,840)	5,265	2,988	(5,265)	(2,988)
Related deferred tax	(1,122)	(596)	1,122	596	(1,105)	(628)	1,105	628
Net effect on other comprehensive income	4,220	2,244	(4,220)	(2,244)	4,160	2,360	(4,160)	(2,360)
Total net effect on shareholders' equity	(708)	20	(1,128)	(553)	603	632	(1,936)	(1,151)

These sensitivities above are shown for interest rates in isolation only and do not include other movements in credit risk that may affect credit spreads and valuations of debt securities. Similar to the sensitivity to equity risk, the sensitivity movements provided in the table above are at a point in time and reflect the hedging programme in place on the balance sheet date, while the actual impact on financial results would vary contingent upon a number of factors. The increase in the magnitude of the sensitivities at 31 December 2019 mainly reflects the lower interest rates at 31 December 2019 and the consequential reduction on assumed future separate account return, that is based on risk-free rates under grandfathered US GAAP. This has the effect of the IFRS liability reflecting a greater potential for policyholder payments under the variable annuity guarantees as interest rates fall. Jackson's hedging programme is focused on managing the economic risks in the business and protecting statutory solvency under large market movements, and does not aim to hedge the IFRS accounting results.

(iii)    Sensitivity to insurance risk

Jackson is sensitive to mortality risk, lapse risk and other types of policyholder behaviour, such as the utilisation of its GMWB product features. Jackson’s persistency assumptions reflect a combination of recent experience for each relevant line of business and expert judgement, especially where a lack of relevant and credible experience data exists. These assumptions vary by relevant factors, such as product, policy duration, attained age and for variable annuity lapse assumptions, the extent to which guaranteed benefits are 'in the money’ relative to policy account values. Changes in these assumptions, which are assessed on an annual basis after considering recent experience, could have a material impact on policyholder liabilities and therefore on profit before tax. Any changes in these assumptions are recorded within short-term fluctuations in investment returns in the Group's supplementary analysis of profit (see note B1.2).

In addition, in the absence of hedging, equity and interest rate movements can both cause a loss directly or an increased future sensitivity to policyholder behaviour. Jackson has an extensive derivative programme that seeks to manage the exposure to such altered equity markets and interest rates.

Note A4.1 describes the methodology applied by Jackson to amortise deferred acquisition costs. The amount of amortisation charged in any one period is sensitive to separate account investment returns.

C7.4   Asset management and other operations

(i)     Asset management

The profit for the year of asset management operations are sensitive to the level of assets under management, as this significantly affects the value of management fees earned by the business in the current and future years. The Group’s asset management operations do not hold significant financial investments.

(ii)    Other operations

At 31 December 2019, the financial investments of the other operations are principally short-term treasury bills held by the Group’s treasury function for liquidity purposes and so there is limited sensitivity to credit risk and interest rate movements.